                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 2000, (2000-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1 to March 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of March, 2000.

                                       CONSECO FINANCE CORP.




                                       BY: /s/ Phyllis A. Knight
                                           --------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Mar-00
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                      BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 4/03/2000

                                                                                         Total $             Per $1,000
                                                                                         Amount               Original
                                                                                     ---------------        -------------
CLASS A CERTIFICATES
--------------------
   (1a) Amount available( including Monthly Servicing Fee)                            21,230,325.37
                                                                                     --------------

    (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                         0.00
                                                                                     --------------
    (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                               21,230,325.37
                                                                                     --------------

    (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                888,706.58
                                                                                     --------------
A.  Interest

    (2)  Aggregate interest

         a. Class A-1 Remittance Rate (6.84%)                                              6.84000%
                                                                                     --------------
         b. Class A-1 Interest                                                         1,394,695.00          10.07000000
                                                                                     --------------         ------------
         c. Class A-2 Remittance Rate (7.19%)                                                 7.19%
                                                                                     --------------
         d. Class A-2 Interest                                                           423,411.11          10.58527775
                                                                                     --------------         ------------
         e. Class A-3 Remittance Rate (7.30%)                                                 7.30%
                                                                                     --------------
         f. Class A-3 Interest                                                         1,402,512.50          10.74722222
                                                                                     --------------         ------------
         g. Class A-4 Remittance Rate (7.62%)                                                 7.62%
                                                                                     --------------
         h. Class A-4 Interest                                                         1,402,291.67          11.21833336
                                                                                     --------------         ------------
         i. Class A-5 Remittance Rate (8.06%)                                                 8.06%
                                                                                     --------------
         j. Class A-5 Interest                                                         3,714,092.78          11.86611112
                                                                                     --------------         ------------
    (3)  Amount applied to:

         a. Unpaid Class A Interest Shortfall                                                  0.00                    0
                                                                                     --------------         ------------
    (4)  Remaining:

         a. Unpaid Class A Interest Shortfall                                                  0.00                    0
                                                                                     --------------         ------------
B.  Principal

    (5)  Formula Principal Distribution  Amount                                       11,993,013.89                  N/A
                                                                                     --------------         ------------
         a. Scheduled Principal                                                          478,687.74                  N/A
                                                                                     --------------         ------------
         b. Principal Prepayments                                                      9,879,316.20                  N/A
                                                                                     --------------         ------------
         c. Liquidated Contracts                                                               0.00                  N/A
                                                                                     --------------         ------------
         d. Repurchases                                                                        0.00                  N/A
                                                                                     --------------         ------------
         e. Current Month Advanced Principal                                           1,635,009.95                  N/A
                                                                                     --------------         ------------
         f. Prior Month Advanced Principal                                                     0.00                  N/A
                                                                                     --------------         ------------
         g. Additional Principal Distribution                                                  0.00
                                                                                     --------------
    (6)  Pool Scheduled Principal Balance                                            719,505,502.82
                                                                                     --------------
   (6b)  Adjusted Pool Principal Balance                                             717,870,492.87         809.78058981
                                                                                     --------------         ------------
   (6c)  Pool Factor                                                                     0.80978059
                                                                                     --------------
   (6d)  Net Certificate Principal Balance                                           874,506,986.11
                                                                                     --------------
   (6e)  Overcollateralization Amount                                                 13,500,000.00
                                                                                     --------------
   (6f)  Prefunded Amount                                                            170,136,493.24
                                                                                     --------------

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Mar-00
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                      BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 4/03/2000
                                     Page 2

    (7)   Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                             0.00
                                                                                     --------------
    (8)   Class A Percentage for such Remittance Date                                        93.40%
                                                                                     --------------

    (9)   Class A Percentage for the following Remittance Date                               93.31%
                                                                                     --------------

   (10)   Class A  Principal Distribution:
          a. Class A-1                                                                11,993,013.89          86.59215805
                                                                                     --------------         ------------
          b. Class A-2                                                                         0.00           0.00000000
                                                                                     --------------         ------------
          c. Class A-3                                                                         0.00           0.00000000
                                                                                     --------------         ------------
          d. Class A-4                                                                         0.00           0.00000000
                                                                                     --------------         ------------
          e. Class A-5                                                                         0.00           0.00000000
                                                                                     --------------         ------------

   (11)   Class A-1 Principal Balance                                                126,506,986.11         913.40784195
                                                                                     --------------         ------------
  (11a)   Class A-1 Pool Factor                                                          0.91340784
                                                                                     --------------

   (12)   Class A-2 Principal Balance                                                 40,000,000.00         1000.0000000
                                                                                     --------------         ------------
  (12a)   Class A-2 Pool Factor                                                          1.00000000
                                                                                     --------------
   (13)   Class A-3 Principal Balance                                                130,500,000.00         1000.0000000
                                                                                     --------------         ------------
  (13a)   Class A-3 Pool Factor                                                          1.00000000
                                                                                     --------------
   (14)   Class A-4 Principal Balance                                                125,000,000.00         1000.0000000
                                                                                     --------------         ------------
  (14a)   Class A-4 Pool Factor                                                          1.00000000
                                                                                     --------------
   (15)   Class A-5 Principal Balance                                                313,000,000.00         1000.0000000
                                                                                     --------------         ------------
  (15a)   Class A-5 Pool Factor                                                          1.00000000
                                                                                     --------------

   (16)   Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                            0.00
                                                                                     --------------

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

        (17)  31-59 days                                                               1,767,160.83                   39
                                                                                     --------------         ------------

        (18)  60 days or more                                                            787,550.71                   13
                                                                                     --------------         ------------

        (19) Current Month Repossessions                                                       0.00                    0
                                                                                     --------------         ------------

        (20)  Repossession Inventory                                                           0.00                    0
                                                                                     --------------         ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                                           MONTHLY REPORT Mar-00
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                      BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 4/03/2000
                                     Page 3

Class M-1, M-2 Distribution Test and Class B Distribution Test
(applicable on and after the Remittance Date occurring in March, 2003.)

   (21) Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                       0.11%
                                                                                     -------------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 4.5%)                                                            0.05%
                                                                                     -------------

   (22)  Average Thirty - Day Delinquency Ratio

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                      0.36%
                                                                                     -------------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed N/A% (no test))                                                  0.14%
                                                                                     -------------

   (23)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for  current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance:
             may not exceed 5.5% from March 1, 2003 to February 29, 2004;
             7.0% from March 1, 2004 to February 28, 2005; 9.0% from March 1,
             2005, to February 28, 2006 and 10.5% thereafter)                                 0.24
                                                                                     -------------

   (24)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                              0.00
                                                                                     -------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
             preceding Remittance and for current Remittance Date;
             may not exceed 2.75%)                                                           0.77%
                                                                                     -------------

   (25)  Class M-1 Principal Balance Test

         (a) The sum of Class M Principal Balance and Class B Principal Balance
             (before distributions on current Remittance Date)  divided by
             Pool Scheduled Principal Balance as of preceding Remittance Date
             is greater than 24.375%                                                        15.74%
                                                                                     -------------

   (26)  Class M-2 Principal Balance Test

         (a) The sum of Class M-2 Principal Balance and Class B Principal Balance
             (before distributions on current Remittance Date)  divided by
             Pool Scheduled Principal Balance as of preceding Remittance Date
             is greater than 16.50%                                                         10.66%
                                                                                     -------------
   (27)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $14,000,000.00                                                          58,500,000.00
                                                                                     -------------

         (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12%.                6.60%
                                                                                     -------------

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                                           MONTHLY REPORT Mar-00
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                      BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 4/03/2000
                                     Page 4

                                                                                         Total $             Per $1,000
                                                                                         Amount               Original
                                                                                     ---------------        -------------
CLASS M-1 CERTIFICATES
----------------------
   (28) Amount available( including Monthly Servicing Fee)                            1,789,015.00
                                                                                     -------------
A.   Interest
   (29)  Aggregate  interest

         (a) Class M-1 Remittance Rate 8.30%, unless the
             Weighted Average Contract Rate is less than 8.30%)                              8.30%
                                                                                     -------------

         (b) Class M-1 Interest                                                         549,875.00            12.21944444
                                                                                     -------------          -------------

         (c) Interest on Class M-1 Adjusted Principal Balance                                 0.00
                                                                                     -------------

   (30)  Amount applied to Class M-1 Interest Deficiency Amount                               0.00
                                                                                     -------------

   (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                                0.00
                                                                                     -------------

   (32)  Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                               0.00                      0
                                                                                     -------------          -------------

   (33)  Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                               0.00                      0
                                                                                     -------------          -------------

B.   Principal
   (34)  Formula Principal Distribution  Amount                                               0.00                    N/A
                                                                                     -------------          -------------
         a. Scheduled Principal                                                               0.00                    N/A
                                                                                     -------------          -------------
         b. Principal Prepayments                                                             0.00                    N/A
                                                                                     -------------          -------------
         c. Liquidated Contracts                                                              0.00                    N/A
                                                                                     -------------          -------------
         d. Repurchases                                                                       0.00                    N/A
                                                                                     -------------          -------------

   (35)  Class M-1 Principal Balance                                                 45,000,000.00          1000.00000000
                                                                                     -------------          -------------
  (35a)  Class M-1 Pool Factor                                                          1.00000000
                                                                                     -------------

   (36)  Class M-1 Percentage for such Remittance Date                                       0.00%
                                                                                     -------------

   (37)  Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                               0.00             0.00000000
                                                                                     -------------          -------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                          0.00
                                                                                     -------------

   (38)  Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                           0.00
                                                                                     -------------

   (39)  Class M-1 Percentage for the following Remittance Date                              0.00%
                                                                                     -------------

   (40)  Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                                0.00
                                                                                     -------------

         (b) Amount applied to Class M-1
             Liquidation Loss Interest Amount                                                 0.00
                                                                                     -------------

         (c) Remaining Class M-1 Liquidation Loss
             Interest Amount                                                                  0.00
                                                                                     -------------

         (d) Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                          0.00
                                                                                     -------------

         (e) Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                             0.00
                                                                                     -------------


*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                                           MONTHLY REPORT Mar-00
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                      BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 4/03/2000
                                     Page 5

                                                                                         Total $             Per $1,000
                                                                                         Amount               Original
                                                                                     ---------------        -------------
CLASS M-2 CERTIFICATES
----------------------
   (41)  Amount available( including Monthly Servicing Fee)                           1,239,140.00
                                                                                     -------------
A.   Interest
   (42)  Aggregate  interest

         (a) Class M-2 Remittance Rate9.08%, unless the
             Weighted Average Contract Rate is less than 9.08%)                              9.08%
                                                                                     -------------

         (b) Class M-2 Interest                                                         481,240.00            13.36777778
                                                                                     -------------          -------------

         (c) Interest on Class M-2 Adjusted Principal Balance                                 0.00
                                                                                     -------------

   (43)  Amount applied to Class M-2 Interest Deficiency Amount                               0.00
                                                                                     -------------

   (44)  Remaining unpaid Class M-2 Interest Deficiency Amount                                0.00
                                                                                     -------------

   (45)  Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                               0.00                      0
                                                                                     -------------          -------------

   (46)  Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                               0.00                      0
                                                                                     -------------          -------------

B.   Principal
   (47)  Formula Principal Distribution  Amount                                               0.00                    N/A
                                                                                     -------------          -------------
         a. Scheduled Principal                                                               0.00                    N/A
                                                                                     -------------          -------------
         b. Principal Prepayments                                                             0.00                    N/A
                                                                                     -------------          -------------
         c. Liquidated Contracts                                                              0.00                    N/A
                                                                                     -------------          -------------
         d. Repurchases                                                                       0.00                    N/A
                                                                                     -------------          -------------

   (48)  Class M-2 Principal Balance                                                 36,000,000.00          1000.00000000
                                                                                     -------------          -------------
  (48a)  Class M-2 Pool Factor                                                          1.00000000
                                                                                     -------------

   (49)  Class M-2 Percentage for such Remittance Date                                       0.00%
                                                                                     -------------

   (50)  Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                               0.00             0.00000000
                                                                                     -------------          -------------
         b. Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                         0.00
                                                                                     -------------

   (51)  Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                           0.00
                                                                                     -------------

   (52)  Class M-2 Percentage for the following Remittance Date                              0.00%
                                                                                     -------------

   (53)  Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                                0.00
                                                                                     -------------

         (b) Amount applied to Class M-2
             Liquidation Loss Interest Amount                                                 0.00
                                                                                     -------------

         (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                                  0.00
                                                                                     -------------

         (d) Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                          0.00
                                                                                     -------------

         (e) Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                             0.00
                                                                                     -------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                                           MONTHLY REPORT Mar-00
                      CUSIP NO.#20847Q-BK3, BL1, BM9, BN7, BP2, BQ0, BR8,BS6,BT4
                                                       REMITTANCE DATE 4/03/2000
                                     Page 6

                                                                                         Total $             Per $1,000
                                                                                         Amount               Original
                                                                                     ---------------        -------------

CLASS BI CERTIFICATES
---------------------
         (1)  Amount  Available less the Class A
              Distribution Amount  and Class M-1 Distribution
              Amount (including Monthly Servicing Fee)                                  757,900.00
                                                                                     -------------

         (3)  Class B-1 Remittance Rate  (8.80%
              unless Weighted Average Contract Rate
              is below 8.80%)                                                                8.80%
                                                                                     -------------
         (3)  Aggregate Class B1 Interest                                               349,800.00          12.95555556
                                                                                     -------------          -----------

         (4)  Amount applied to Unpaid
              Class B1 Interest Shortfall                                                     0.00                 0.00
                                                                                     -------------          -----------

         (5)  Remaining Unpaid Class B1
              Interest Shortfall                                                              0.00                 0.00
                                                                                     -------------          -----------

         (6)  Amount applied to Class B-1
              Interest Deficiency Amount                                                      0.00
                                                                                     -------------

         (7)  Remaining Unpaid Class B-1
              Interest Deficiency Amount                                                      0.00
                                                                                     -------------

         (8)  Unpaid Class B-1 Principal Shortfall
              (if any) following prior Remittance Date                                        0.00
                                                                                     -------------

        (8a)  Class B Percentage for such Remittance Date                                     0.00
                                                                                     -------------

         (9)  Current Principal (Class B Percentage of Formula Principal
              Distribution Amount)                                                            0.00           0.00000000
                                                                                     -------------          -----------

       (10a)  Class B1 Principal Shortfall                                                    0.00
                                                                                     -------------

       (10b)  Unpaid Class B1 Principal Shortfall                                             0.00
                                                                                     -------------

        (11)  Class B Principal Balance                                              58,500,000.00
                                                                                     -------------

        (12)  Class B1 Principal Balance                                             27,000,000.00
                                                                                     -------------
       (12a)  Class B1 Pool Factor                                                      1.00000000
                                                                                     -------------

        (13)  Class B-1 Liquidation Loss Interest
              (a) Class B-1 Liquidation Loss Amount                                           0.00
                                                                                     -------------

              (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                0.00
                                                                                     -------------

              (c) Remaining Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                     -------------

              (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
                  Shortfall                                                                   0.00
                                                                                     -------------

              (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall              0.00
                                                                                     -------------